UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 12, 2010

China Intelligent Lighting and Electronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53018	26-1357819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 29 & 31, Huanzhen Road, Shuikou Town, Huizhou, Guangdong, People’s Republic of China 516005

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3138511

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2010, China Intelligent Lighting and Electronics, Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware effectuating a 1-for-2 reverse stock split (the “Reverse Stock Split”) of its common stock effective as of May 12, 2010.  The number of authorized shares of common stock and its  par value, and the other terms of the Company’s common stock, were not affected by the Reverse Stock Split.  The Company’s common stock on a split-adjusted basis has a new CUSIP number 16890G 202.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Company's Certification of Incorporation, as filed with the Secretary of State of Delaware, on May 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Intelligent Lighting and Electronics, Inc.
Date: May 13, 2010

	By:	/s/ Li Xuemei
Name: Li Xuemei
Title: Chief Executive Officer